Ivy Funds, Inc.

Supplement Dated February 23, 2004
to Statement of Additional Information Dated January 28, 2004

The following information replaces the corresponding sections of the non-fundamental investment restrictions in the section entitled Investment Restrictions and Limitations:

(10)	Ivy Asset Strategy Fund and Ivy High Income Fund may each invest an unlimited amount of its total assets in foreign securities.

(18)

Ivy Asset Strategy Fund may invest in money market instruments rated in one of the two highest categories by the requisite nationally recognized statistical rating organization ("NRSRO") or , if unrated, judged by WRIICO to be of comparable quality; provided, however, that the Fund may invest in a money market instrument rated below the two highest rating categories if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated in one of the two highest categories by an NRSRO, or, if unrated, judged by WRIICO to be of comparable quality.